Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of Vuzix Corporation (“Vuzix”) on Form 10-Q for the quarterly period ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul J. Travers, President and Chief Executive Officer of Vuzix, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Vuzix.

/s/ Paul J. Travers
Paul J. Travers
President and Chief Executive Officer

Date: May 15, 2014